Exhibit 99.1

Motricity Appoints Interim Chief Executive Officer

Jim Smith to Serve as Interim CEO

Bellevue, WA – August 22, 2011 – Motricity (Nasdaq:MOTR): On August 21, 2011, Motricity, Inc. and Ryan Wuerch, the Chief Executive Officer, mutually agreed, effective August 20, 2011, to terminate Mr. Wuerch’s employment with Motricity and to terminate Mr. Wuerch’s membership on Motricity’s Board of Directors. Motricity has named Jim Smith interim Chief Executive Officer and has engaged Korn/Ferry International to conduct a search for a permanent CEO. Motricity is considering Mr. Smith and other external candidates for the position.

Mr. Smith has served as President and Chief Operating Officer of Motricity since January 2009 and has deep operational understanding of the business, as well as strong working relationships with customers and employees. The Board of Directors is confident Mr. Smith’s depth of experience will help ensure a smooth transition until a permanent CEO can be appointed.

During the transition of executive leadership, the company said that its board and executive team will continue to focus on creating value for customers and maximizing shareholder value. The company has deep relationships with mobile operators, brands and advertising agencies and will continue to focus on delivering innovative mobile solutions.

About Motricity

Motricity (NASDAQ:MOTR) empowers mobile operators, brands and advertising agencies to maximize the reach and economic potential of the mobile ecosystem through the delivery of relevance-driven merchandising, marketing and advertising solutions. Motricity leverages advanced predictive analytics capabilities to deliver the right content, to the right person at the right time. Motricity provides their entire suite of mobile data service solutions through one, integrated, highly scalable managed service platform. Motricity’s unique combination of technology, expertise and go-to-market approach deliver definitive return-on-investment for our mobile operator, brand and advertising agency customers. For more information, visit www.motricity.com or follow the company on Twitter@motricity.

Safe Harbor and Forward-Looking Statements

Statements made in this release and related statements that express Motricity’s or its management’s intentions, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements of our ability to attract and retain key employees; continue operational improvement; develop, produce, market, license or sell our products, solutions and services; and compete domestically and internationally. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties that may cause our actual results to differ materially from those discussed in a forward looking statement. These include, but are not limited to: the highly competitive nature of the mobile services industry in which many of our competitors have significantly greater resources, which they are using to support significantly discounted pricing; the rapid technological changes in the mobile data services industry, which could render our existing services obsolete; our ability to attract and retain key employees and qualified personnel; risks of new product offerings and the accelerating trend towards smart phones at the expense of feature phones, reducing our customers’ influence over access to mobile data services and adversely impacting our revenues; and other uncertainties described more fully in our filings with the Securities and Exchange Commission.

Investor Relations Contact:

Alex Wellins, Blueshirt Group for Motricity

415-217-5861

alex@blueshirtgroup.com

Media Contact:

Karl Stetson, Edelman for Motricity

206-268-2215

Karl.Stetson@edelman.com

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